UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2012 (May 7, 2012)

Abercrombie & Fitch Co.

(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path, New Albany, Ohio		43054
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (614) 283-6500

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2012, Abercrombie & Fitch Co. (the “Company”) entered into Amendment No. 3 to the Employment Agreement between the Company and Michael S. Jeffries, the Company’s Chairman of the Board of Directors and Chief Executive Officer (the “Jeffries Agreement”). Pursuant to the Jeffries Agreement, Mr. Jeffries has been eligible to receive two equity grants in respect of each fiscal year of the term of the Jeffries Agreement starting with Fiscal 2009 (the “Semi-Annual Grants”). Each Semi-Annual Grant earned by Mr. Jeffries is to be awarded within 75 days following the end of the Company’s second quarter or the Company’s fiscal year, as applicable, subject to Mr. Jeffries continuous employment by the Company (and, with respect to the final Semi-Annual Grant, continued service on the Company’s Board of Directors) through the applicable grant date. Under the Jeffries Agreement as in effect prior to Amendment No. 3, Semi-Annual Grants earned for periods ending on or prior to July 31, 2011 were awarded in the form of stock appreciation rights (“SARs”) with an exercise price equal to the fair market value of the Company’s Class A Common Stock (the “Common Stock”) on the grant date. No Semi-Annual Grant was earned by Mr. Jeffries for the period ended January 28, 2012.

Amendment No. 3 amends the Jeffries Agreement to remove Mr. Jeffries’ ability to elect the form of any Semi-Annual Grants awarded during the remaining term of the Jeffries Agreement and to provide that 80% of the total fair value of any Semi-Annual Grant earned during the remaining term of the Jeffries Agreement will be awarded in the form of stock options or SARs and 20% of the total fair value will be awarded in the form of restricted stock or restricted stock units. In addition, Amendment No. 3 adds performance-based vesting criteria to the existing service-based vesting criteria for Semi-Annual Grants to be made in the form of restricted stock or restricted stock units as described below. Any restricted stock or restricted stock units awarded to Mr. Jeffries as a Semi-Annual Grant with respect to the six-month period ending on July 28, 2012 or on February 2, 2013 will be subject to the same target and threshold adjusted earnings per share performance levels established by the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) for performance shares granted to the Company’s Executive Vice Presidents for the fiscal year ending February 2, 2013, as well as the time-based vesting requirements specified in the Jeffries Agreement. Any restricted stock or restricted stock units awarded to Mr. Jeffries as a Semi-Annual Grant with respect to the six-month period ending on August 3, 2013 or on February 1, 2014 will be subject to the same target and threshold adjusted earnings per share performance levels established by the Compensation Committee for performance shares granted to the Company’s Executive Vice Presidents for the fiscal year ending February 1, 2014, as well as the time-based vesting requirements specified in the Jeffries Agreement.

Under Amendment No. 3, 100% of the restricted stock or restricted stock units subject to a Semi-Annual Grant will be eligible to vest only if the target adjusted earnings per share performance level is achieved or exceeded. Only 50% of such restricted stock or restricted stock units will be eligible to vest if only the threshold adjusted earnings per share performance level is achieved with the other 50% of such restricted stock or restricted stock units being forfeited. Interpolation will be used to determine the percentage of the restricted stock or restricted stock units that will be eligible to vest if adjusted earnings per share are between the threshold and target performance levels. If actual adjusted earnings per share are less than the threshold adjusted earnings per share performance level, Mr. Jeffries will forfeit 100% of the restricted stock or restricted stock units subject to the applicable Semi-Annual Grant.

The value of each Semi-Annual Grant will continue to be based on 2.5% of the total stockholder return over the applicable semi-annual measurement period (as defined in the Jeffries Agreement) as long as such total stockholder return exceeds all previous high-water marks since the December 2008 beginning of the Jeffries Agreement, and then only to the extent that the value created exceeds any cash compensation paid to or earned by Mr. Jeffries and any increase in Mr. Jeffries’ pension benefits accrued with respect to the semi-annual period to which the Semi-Annual Grant relates.

Each Semi-Annual Grant vests in four equal annual installments subject to Mr. Jeffries’ continuous employment with the Company; provided, however, that, as discussed above, any Semi-Annual Grants awarded, with respect to any semi-annual period during the remaining term of the Jeffries Agreement, in the form of restricted stock or restricted stock units will also be subject to the same target and threshold adjusted earnings per share performance levels that apply to performance shares granted to the Company’s Executive Vice Presidents. In addition, all unvested Semi-Annual Grants will become vested on February 1, 2014 so long as Mr. Jeffries remains continuously employed by the Company through that date, subject to the “end-of-term vest test” (as described in the Jeffries Agreement). SARs awarded pursuant to the Semi-Annual Grants expire on December 19, 2015, unless Mr. Jeffries is earlier terminated by the Company for cause, and all Semi-Annual Grants are subject to a clawback should Mr. Jeffries breach certain sections of the Jeffries Agreement.

Mr. Jeffries did not receive any remuneration from the Company in exchange for entering into Amendment No. 3.

The foregoing description of Amendment No. 3 is qualified in its entirety by reference to the complete text of Amendment No. 3, which is incorporated herein by reference and a copy of which is included with this Current Report on Form 8-K as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(a) through (c) Not applicable.

(d) Exhibits:

The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Amendment No. 3 to Michael S. Jeffries Employment Agreement, made and entered into on May 7, 2012, by and between Abercrombie & Fitch Co. and Michael S. Jeffries

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abercrombie & Fitch Co.
Dated: May 9, 2012

	By:	/s/ Ronald A. Robins Jr.
Ronald A. Robins Jr.
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Current Report on Form 8-K

Dated May 9, 2012

Abercrombie & Fitch Co.

Exhibit No.	Description

10.1	Amendment No. 3 to Michael S. Jeffries Employment Agreement, made and entered into on May 7, 2012, by and between Abercrombie & Fitch Co. and Michael S. Jeffries

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